EXHIBIT 99.1
                                                                    ------------


                  EXHIBIT 99.1 - FORM 4 JOINT FILER INFORMATION
                  ---------------------------------------------

The following filers have designated Reservoir Capital Group, L.L.C. as the "Designated Filer" for purposes of the attached Form 4.

Name:                                Reservoir Capital Group, L.L.C.

Address:                             650 Madison Avenue
                                     26th Floor
                                     New York, New York 10022

Designated Filer:                    Reservoir Capital Group, L.L.C.

Issuer and Ticker Symbol:            PXT

Date of Event Requiring Statement:   11/22/2005

Signature:                           RESERVOIR CAPITAL GROUP, L.L.C.


                                     By: /s/ Craig Huff
                                         ----------------------------
                                         Name:  Craig Huff
                                         Title: President



Name:                                Reservoir Capital Partners, L.P.

Address:                             c/o Reservoir Capital Group, L.L.C.
                                     650 Madison Avenue
                                     26th Floor
                                     New York, New York 10022

Designated Filer:                    Reservoir Capital Group, L.L.C.

Issuer and Ticker Symbol:            PXT

Date of Event Requiring Statement:   11/22/2005

Signature:                           RESERVOIR CAPITAL PARTNERS, L.P.
                                     By:  Reservoir Capital Group, L.L.C.


                                     By: /s/ Craig Huff
                                         ----------------------------
                                         Name:  Craig Huff
                                         Title: President

Name:                                Reservoir Capital Master Fund, L.P.

Address:                             c/o Reservoir Capital Group, L.L.C.
                                     650 Madison Avenue
                                     26th Floor
                                     New York, New York 10022

Designated Filer:                    Reservoir Capital Group, L.L.C.

Issuer and Ticker Symbol:            PXT

Date of Event Requiring Statement:   11/22/2005

Signature:                           RESERVOIR CAPITAL MASTER FUND, L.P.
                                     By:  Reservoir Capital Group, L.L.C.


                                     By: /s/ Craig Huff
                                         ----------------------------
                                         Name:  Craig Huff
                                         Title: President



Name:                                Reservoir Capital Master Fund II, L.P.

Address:                             c/o Reservoir Capital Group, L.L.C.
                                     650 Madison Avenue
                                     26th Floor
                                     New York, New York 10022

Designated Filer:                    Reservoir Capital Group, L.L.C.

Issuer and Ticker Symbol:            PXT

Date of Event Requiring Statement:   11/22/2005

Signature:                           RESERVOIR CAPITAL MASTER FUND II, L.P.
                                     By:  Reservoir Capital Group, L.L.C.


                                     By: /s/ Craig Huff
                                         ----------------------------
                                         Name:  Craig Huff
                                         Title: President

Name:                                Reservoir Capital Investment Partners, L.P.

Address:                             c/o Reservoir Capital Group, L.L.C.
                                     650 Madison Avenue
                                     26th Floor
                                     New York, New York 10022

Designated Filer:                    Reservoir Capital Group, L.L.C.

Issuer and Ticker Symbol:            PXT

Date of Event Requiring Statement:   11/22/2005

Signature:                           RESERVOIR CAPITAL INVESTMENT
                                     PARTNERS, L.P.
                                     By:  Reservoir Capital Group, L.L.C.


                                     By: /s/ Craig Huff
                                         ----------------------------
                                         Name:  Craig Huff
                                         Title: President



Name:                                RCGM, LLC (f/k/a Reservoir Capital
                                     Management, L.L.C.)

Address:                             c/o Reservoir Capital Group, L.L.C.
                                     650 Madison Avenue
                                     26th Floor
                                     New York, New York 10022

Designated Filer:                    Reservoir Capital Group, L.L.C.

Issuer and Ticker Symbol:            PXT

Date of Event Requiring Statement:   11/22/2005

Signature:                           RCGM, LLC
                                     (f/k/a Reservoir Capital Management,
                                      L.L.C.)


                                     By: /s/ Craig Huff
                                         ----------------------------
                                         Name:  Craig Huff
                                         Title: President